________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 13, 2000


                             GATX RAIL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________


         New York                        2-54754                 36-2827991
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
    of incorporation)                                        identification no.)

    500 West Monroe Street                                          60661
      Chicago, Illinois                                          (Zip Code)
    (Address of principal
      executive offices)


      Registrant's telephone number, including area code:  (312) 621-6200


                  General American Transportation Corporation
         (Former name or former address, if changed since last report)

________________________________________________________________________________

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Item 7.   Financial Statements and Exhibits.

     (c) The following documents relating to GATX Rail Corporation Series 2000-1 Pass Through Certificates are being filed in connection with, and incorporated by reference into, the Registration Statement on Form S-3 (File No. 33-64697) of GATX Rail Corporation, formerly known as General American Transportation Corporation ("Registrant"), which was declared effective on December 7, 1995.


EXHIBIT                              DESCRIPTION
NUMBER                               -----------
-------

  1.3 Form of Underwriting Agreement among Registrant and the Underwriters named therein relating to the Series 2000-1 Pass Through Certificates.

  4.5 Form of Pass Through Trust Supplement No. 8 dated April 13, 2000 between Registrant and the Pass Through Trustee relating to the Series 2000-1 Pass Through Certificates.

  4.6        Form of Series 2000-1 Pass Through Certificate (included in
             Exhibit 4.5).

  4.7 Forms of Trust Indenture and Security Agreement (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) between the Owner Trustee and the Indenture Trustee relating to the Equipment Notes.

  4.8 Forms of 8.10% Equipment Note (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) to be issued by the Owner Trustee (included in Exhibit 4.7).

  4.9 Forms of Participation Agreement (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) among Registrant, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee.

  4.10 Forms of Equipment Lease Agreement (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) between Registrant and the Owner Trustee relating to the 8.10% Equipment Notes.

  4.11 Forms of Trust Agreement (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) between the Owner Trustee and the Owner Participant.

  23.4       Consent of Vedder, Price, Kaufman & Kammholz.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                GATX RAIL CORPORATION

April 13, 2000

                                                By: /s/ WILLIAM J. HASEK
                                                    ---------------------
                                                    William J. Hasek, Treasurer
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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT                                DESCRIPTION
NUMBER                                 -----------
-------

  1.3 Form of Underwriting Agreement among Registrant and the Underwriters named therein relating to the Series 2000-1 Pass Through Certificates.

  4.5 Form of Pass Through Trust Supplement No. 8 dated April 13, 2000 between Registrant and the Pass Through Trustee relating to the Series 2000-1 Pass Through Certificates.

  4.6       Form of Series 2000-1 Pass Through Certificate (included in Exhibit
            4.5).

  4.7 Forms of Trust Indenture and Security Agreement (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) between the Owner Trustee and the Indenture Trustee relating to the Equipment Notes.

  4.8 Forms of 8.10% Equipment Note (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) to be issued by the Owner Trustee (included in Exhibit 4.7).

  4.9 Forms of Participation Agreement (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) among Registrant, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee.

  4.10 Forms of Equipment Lease Agreement (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) between Registrant and the Owner Trustee relating to the 8.10% Equipment Notes.

  4.11 Forms of Trust Agreement (GATX Rail Trust No. 2000-1) and (GATX Rail Trust No. 2000-2) between the Owner Trustee and the Owner Participant.

  23.4      Consent of Vedder, Price, Kaufman & Kammholz.